Accenture SCA Modified Dutch Auction Tender Offer

Create Offering Login Account

Participant Pin Number:
This will be your User ID
Please enter the Participant Pin number
you received on your Master Signature
Page.
Click button to create profile and obtain
password.

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Accenture SCA Modified Dutch Auction Tender Offer

Create Offering Login Account

Participant Name:

Participant Pin Number:

* Participant Email Address:

Address Line 1:
Required

Address Line 2:

City:
Required

State:
Required

Postal Code:
Required

Country:
Required

Telephone Number:
Required
* This is the email address we have on file for you.
Your Password, confirmation and proceeds statement will be sent to this email address.
Click button to create profile and obtain password.

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Successfully Created Login Account

Your login account has been successfully created.

An email has been sent to that includes the password used to login to Accenture’s Modified Dutch Auction Tender Offer.

Once you receive your password you may go to the Login Page and login using your Participant Pin Number and emailed password.

If you do not get an email then please Contact Us.

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If you have never logged in, please create a new Profile

This Offer Ends 10/13/2005 12:00 Midnight EDT

Participant Pin Number:

Password:
If you have forgotten your password, please click here?
Notice, you will be automatically logged out after 20 minutes of inactivity

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Accenture SCA Modified Dutch Auction Tender Offer

Welcome:

System Date

Tender Your Shares
View Your Submitted Tender
Update Your
Information
View the Offer to
Purchase Document
Change Password
Logout
Expiration Date
  - 10/13/2005 12:00 Midnight
    New York Time

Change Your Password

Current Password:

New Password:

Confirm Password:

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Accenture Modified Dutch Auction Tender Offer Lost Password	Page 1 of 1
Please Enter your Participant Pin Number along with your
email address below to have your password sent to you.

Participant Pin:

Email Address:
Go back to login page

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Accenture SCA Modified Dutch Auction Tender Offer Welcome:

System Date

Update Holder Information

Tender Your Shares
View Your Submitted
Tender
Update Your Information
View the Offer to
Purchase Document
Change Password
Logout
Expiration Date
  - 10/13/2005 12:00 Midnight
  New York Time
Participant Name

Address Line 1

Address Line 2

City

State

Postal Code

Country

Telephone

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Contact Info
For any questions about this offer please contact
Innisfree M&A Incorporated, the information agent.

By Mail:	Innisfree M&A Incorporated
501 Madison Avenue
19th Floor
New York, NY 10022

Phone Numbers:	US Calls +1 (877) 750-9501
International Calls +1 (212) 337-6921

By Email:	info@innisfreema.com

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Obtain Documents
To obtain documents relating to this offer, please contact:
The Information Agent:
Innisfree M&A Incorporated
501 Madison Avenue
19th Floor
New York, NY 10022
US Calls +1 (877) 750-9501
International Calls +1 (212) 337-6921
info@innisfreema.com
Click here to obtain Master Signature Page

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Accenture SCA Modified Dutch Auction Tender Offer Welcome:

System Date
Tender Your Shares
View Your Submitted
Tender
Update Your Information
View the Offer to
Purchase Document
Change Password
Logout
Expiration Date
  - 10/13/2005 12:00 Midnight
  New York Time
MASTER SIGNATURE PAGE
Name of Holder :
Number of Class I Common Shares Registered in Your Name:
Participant PIN Number:
NUMBER OF SHARES TENDERED AND PRICE AT WHICH SHARES ARE TENDERED
(Please select one, and only one, of the following two methods and insert the number of shares that you are tendering pursuant to your selection.)
Method 1: Shares Tendered at a Price to be Determined by Accenture Using the “Modificed Dutch Auction” Procedure

¡	By checking THIS BOX, the undersigned hereby elects to tender the specified number of his or her Class I Common Shares at the Tender Offer Price resulting from the “Modified Dutch Auction” procedure provided for in the Offer. The undersigned acknowledges and agrees that such action will result in him or her receiving a price per Class I Common Share that could be as low as $19.00, the lowest price included in the range set forth in the Offer or as high as $21.50, the highest price included in the price range set forth in the Offer.

The number of Class I Common Shares tendered by the undersigned pursuant to this method is Class I Common Shares (please insert the number of shares tendered), subject to reduction in accordance with the proration provisions of the Offer.
OR
Method 2 : Shares Tendered at One or More Prices Selected by You

¤	BY CHECKING THIS BOX, the undersigned hereby elects to tender at each price selected below the number of Class I Common Shares set forth opposite such price. The undersigned acknowledges and agrees that any Class I Common Shares that are tendered at a price that is above the Tender Offer Price resulting from the “Modified Dutch Auction” procedure provided for in the Offer will not be redeemed by Accenture SCA or purchased by SARL pursuant to the Offer, that such action could result in none of the undersigned’s Class I Common Shares being purchased or redeemed in the Offer and that the number of Class I Common Shares tendered at each price at or below the Tender Offer Price is, in each case, subject to reduction in accordance with the proration provisions of the Offer.
(Please insert the amount of shares that you wish to tender at each price. Please note that you may not tender the same shares at more than one price. You may, however, specify one price for a specified portion of your shares and one or more different prices for one or more other specified portions of your shares. To ensure that you do not tender the same shares at more than one price, please make sure that the total number of shares tendered at all prices does not exceed the number of shares that are registered in your name set forth above.)

$21.50:	Class I Common Shares	$20.00:	Class I Common Shares

$21.25:	Class I Common Shares	$19.75:	Class I Common Shares

$21.00:	Class I Common Shares	$19.50:	Class I Common Shares

$20.75:	Class I Common Shares	$19.25:	Class I Common Shares

$20.50:	Class I Common Shares	$19.00:	Class I Common Shares

$20.25:	Class I Common Shares

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Accenture SCA Modified Dutch Auction Tender Offer

Welcome:

System Date	ELECTION FOR REDEMPTION OR PURCHASE*

(Please select one, and only one, of the following two options.)

Tender Your Shares	Redemption

View Your Submitted Tender	¤ BY CHECKING THIS BOX, the undersigned hereby elects to have his or her Class I Common Shares redeemed by Accenture SCA.

Update Your Information	OR

View the Offer to Purchase Document	Purchase

Change Password	¡ BY CHECKING THIS BOX, the undersigned hereby elects to have his or her Class I Common Shares purchased by SARL.

Logout

Expiration Date – 10/13/2005 12:00 Midnight New York Time	* Please note that your decision to have your Class I Common Shares redeemed by Accenture SCA or purchased by SARL may impact your tax treatment upon the disposition of your shares. Please read carefully the disclosure in the Tender Offer (a copy of which has been delivered to you) under “The Offer—13. U.S. Federal Income Tax Considerations,” “The Offer—14. Luxembourg Tax Considerations” and “The Offer—15. Non-U.S. Tax Considerations” for more information.

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Accenture SCA Modified Dutch Auction Tender Offer Welcome:

System Date

Tender Your Shares

View Your Submitted
Tender

Update Your Information

View the Offer to
Purchase Document

Change Password

Logout
Expiration Date

- 10/13/2005 12:00 Midnight

   New York Time

PAYMENT INSTRUCTIONS
(Please select one, and only one, of the following two options. Please note that we will only make payments for shares accepted for redemption or purchase in U.S. dollars.)

Wire Transfer

¤	BY CHECKING THIS BOX, the undersigned hereby elects to receive payment for Class I Common Shares of the undersigned that are redeemed or purchased upon the terms and subject to the conditions of the Offer by wire transfer in U.S. dollars to the bank account specified below. The undersigned hereby authorizes and instructs Accenture SCA or SARL, or its duly authorized agent or representative, to make such payment in accordance with the following wire transfer instructions:

Name of Account Holder(s):

Name of Receiving Bank:

Address of Receiving Bank:

	Account Type (please check one box):	¤ Checking/Current ¡ Savings/MoneyMarket

ABA Routing Number (for a U.S. bank account):

Bank Account Number:

Swift Code (for a non-U.S. bank account):

Name of Intermediary Bank:

Special Instructions:

OR
Check

¤	BY CHECKING THIS BOX, the undersigned hereby elects to receive payment for Class I Common Shares of the undersigned that are redeemed or purchased upon the terms and subject to the conditions of the Offer by check payable in U.S. dollars to the undersigned at the address specified below. The undersigned hereby authorizes and instructs Accenture SCA or SARL, or its duly authorized agent or representative, to make such payment to the undersigned at the following address.

Street Address:

City:

State:

Country:

Postal Code:

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© 2005 www.colbent.com

Accenture SCA Modified Dutch Auction Tender Offer

Welcome:

System Date

Tender Your Shares
View Your Submitted
Tender
Update Your
Information
View the Offer to
Purchase Document
Change Password
Logout

Expiration Date
- 10/13/2005 12:00 Midnight
New York Time

SIGNATURE

If the undersigned has elected to have Class I Common Shares redeemed by Accenture SCA: the undersigned hereby executes and delivers the Notice of Election for Redemption of which this Master Signature Page forms a part and agrees to the terms and conditions thereof. The undersigned further authorizes Accenture SCA or any of its affiliates to provide a copy of any Form W-9, Form-8BEN or any substitute form that he or she has previously provided Accenture SCA or any of its affiliates to any agent acting on behalf of Accenture SCA in connection with the Offer, including the Paying Agent.

If the undersigned has elected to have Class I Common Shares purchased by SARL: the undersigned hereby executes and delivers the Share Purchase Agreement of which this Master Signature Page forms a part and agrees to the terms and conditions thereof. The undersigned further authorizes SARL or any of its affiliates to provide a copy of any Form W-9, Form-8BEN or any substitute form that he or she has previously provided SARL or any of its affiliates to any agent acting on behalf of SARL in connection with the Offer, including the Paying Agent.

Signature of Holder

(You must complete the following signature block.)
Name:		Telephone:

Signature:		Location:
(for manual execution only)

Password:		Date:
(for electronic execution only)

Attestation of Signature for Residents of Australia

(The following signature blocks must be completed only if you are a resident of Australia and are manually executing and delivering this Master Signature Page.)

Witness:		Witness:

Signature:		Signature:

Name:		Name:

Occupation:		Occupation:

Address:		Address:

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Accenture SCA Modified Dutch Auction Tender Offer
Welcome:

System Date

Modify Your Tender
Withdraw Your Tender
View Your Submitted
Tender
Update Your Information
View the Offer to
Purchase Document
Change Password
Logout
Expiration Date
— 10/13/2005 12:00 Midnight
New York Time
Electronic Master Signature Page Confirmed
Your Electronic Master Signature Page has been confirmed, an email will arrive shortly with a report.
Your confirmation number is

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Accenture SCA Modified Dutch Auction Tender Offer
Welcome:

System Date

Tender Your Shares
View Your Submitted Tender
Update Your Information
View the Offer to
Purchase Document
Change Password
Logout
Expiration Date
— 10/13/2005 12:00 Midnight
New York Time

Existing Master Signature Pages Tendered By
Print Master
Tender Date	Confirmation Number	PIN Number	Tender Total	Status	Signature Page

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